UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 4, 2014

METLIFE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-15787	13-4075851
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, New York, New York	10166-0188
(Address of Principal Executive Offices)	(Zip Code)

212-578-2211

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 7.01 Regulation FD Disclosure.

On September 4, 2014, MetLife, Inc. (the “Company”) issued a news release that included its statement after the Financial Stability Oversight Council (“FSOC”) notified the Company that it has been preliminarily designated a non-bank Systemically Important Financial Institution (“SIFI”). The news release is furnished and not filed pursuant to Instruction B.2 of Form 8-K.

Item 8.01 Other Events.

On September 4, 2014, the FSOC notified the Company that it has been preliminarily designated a non-bank SIFI.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits.

99.1	News release of MetLife, Inc., dated September 4, 2014, including the Company’s statement after the FSOC notified the Company that it has been preliminarily designated a non-bank SIFI.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.

By:	/s/ Timothy J. Ring
Name: Timothy J. Ring
Title: Vice President and Secretary

Date: September 8, 2014

EXHIBIT INDEX

EXHIBIT
NUMBER	EXHIBIT
99.1	News release of MetLife, Inc., dated September 4, 2014, including the Company’s statement after the FSOC notified the Company that it has been preliminarily designated a non-bank SIFI.